SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2013 (March 26, 2013)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 26, 2013, in connection with the closing of the issuance and sale of $400 million aggregate principal amount of 5 ¼% Senior Notes due 2023 (the Notes), referred to in Item 2.03 of this report, Steel Dynamics, Inc. (the “Company”) entered into a Registration Rights Agreement.  A copy of the Registration Rights Agreement is filed as Exhibit 4.18 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2013, the Company and certain of its subsidiaries entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, PNC Capital Markets LLC, and RBS Securities Inc. (the “Initial Purchasers”) relating to the issuance and sale by the Company of the Notes referred to in Item 1.01 of this report. A copy of the Purchase Agreement is filed as Exhibit 4.19 and incorporated herein by reference.

On March 26, 2013, the Company consummated the issuance and sale of the Notes pursuant to the terms of an Indenture dated as of March 26, 2013 among the Company, certain of its subsidiaries and Wells Fargo Bank, National Association, as Trustee.  The Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933.  The net proceeds from the Notes will be used, along with available cash, to purchase, pursuant to our concurrent tender offer, any and all $500.0 million principal amount of our 6 3/4% Senior Notes due 2015 and for general corporate purposes, including, without limitation, for debt repayment, capital expenditures and working capital. A copy of the Indenture is filed as Exhibit 4.20 and incorporated herein by reference.

Item 8.01.  Other Events.

On March 26, 2013, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Completion of Note Offering.”  The full text of the press release is furnished herewith as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1954, as amended, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

The following exhibit is furnished with this report:

Exhibit Number	Description

4.18

Registration Rights Agreement among Steel Dynamics, Inc., the subsidiaries of the Company listed therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities LLC as representatives of the several initial purchasers as set forth therein, dated March 26, 2013.

Exhibit Number	Description

4.19

Purchase Agreement among Steel Dynamics, Inc. and the Guarantors Named Herein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, PNC Capital Markets LLC, and RBS Securities Inc., as Initial Purchasers, dated March 12, 2013.

4.20	Indenture dated March 26, 2013, among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

99.1	A press release dated March 26, 2013, titled “Steel Dynamics Announces Completion of Note Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: March 28, 2013	By:	Theresa E. Wagler
	Title:	Chief Financial Officer